NATIONWIDE MUTUAL FUNDS

Nationwide Destination 2010 Fund	Nationwide Destination 2040 Fund	Nationwide Investor Destinations Aggressive Fund
Nationwide Destination 2015 Fund	Nationwide Destination 2045 Fund	Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Destination 2020 Fund	Nationwide Destination 2050 Fund	Nationwide Investor Destinations Moderate Fund
Nationwide Destination 2025 Fund	Nationwide Destination 2055 Fund	Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Destination 2030 Fund	Nationwide Destination 2060 Fund	Nationwide Investor Destinations Conservative Fund
Nationwide Destination 2035 Fund	Nationwide Retirement Income Fund

Supplement dated November 5, 2015
to the Statement of Additional Information dated March 1, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective immediately, the SAI is amended as follows:

1.	The Nationwide Amundi Global High Yield Fund (the “Fund”) is added to the list of Underlying Funds on page 2.

2.	Information regarding the Fund’s share classes is added under the heading “Description of the Shares” on page 97 as follows:

Series	Share Classes
Nationwide Amundi Global High Yield Fund*	Class A, Class C, Institutional Service Class, Institutional Class

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE